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                                                                     Exhibit 4.1




------                                                                    ------
NUMBER                                                                    SHARES

E
------                               [LOGO]                               ------
                                  EGENERA, INC.
                                  COMMON STOCK
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                       CUSIP 282269 50 5


THIS CERTIFIES THAT



Is the owner of

 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF


                              CERTIFICATE OF STOCK

                                 EGENERA, INC.

(herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


              /s/ ROBERT DUTKOWSKY                   /s/ THOMAS F. SHEEHAN

                PRESIDENT                               TREASURER
                              [EGENERA, INC. SEAL]



COUNTERSIGNED AND REGISTERED:
    Transfer Agent to come
         TRANSFER AGENT AND REGISTRAR


BY

                         AUTHORIZED SIGNATURE

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common
  TEN ENT - as tenants by the entireties
  JT TEN - as joint tenants with right of survivorship and not as tenants in common

  UNIF GIFT MIN ACT-           Custodian
                    -----------         ---------
                      (Cust)             (Minor)

                    under Uniform Gifts to Minors

                    Act
                       --------------------------
                               (State)

    Additional abbreviations may also be used though not in the above list.


     For value received,                   hereby sell, assign and transfer unto
                        -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution

Dated,
      ------------------------

                               X
                                ------------------------------------------------
                               X
                                ------------------------------------------------
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By
  -------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.